GABRIEL TECHNOLOGIES CORPORATION

2006 EQUITY INCENTIVE PLAN

Adopted Effective January 18, 2006

Gabriel - Gabriel Technologies 2006 Equity Incentive Plan 1-26-06 (2)

TABLE OF CONTENTS

ARTICLE 2.

EFFECTIVE DATE AND TERM OF PLAN

2.1

Term of Plan

2.2

Effect on Awards

2.3

Stockholder Approval

ARTICLE 3.

SHARES SUBJECT TO PLAN

3.1

Number of Shares

3.2

Source of Shares

3.3

Availability of Unused Shares

3.4

Adjustment Provisions

3.5

Substitute Awards

ARTICLE 4.

ADMINISTRATION OF PLAN

4.1

Administering Body

4.2

Authority of Administering Body

4.3

Eligibility

4.4

No Liability

4.5

Amendments

4.6

Other Compensation Plans

4.7

Plan Binding on Successors

4.8

References to Successor Statutes, Regulations and Rules

4.9

Issuances for Compensation Purposes Only

4.10

Invalid Provisions

4.11

Governing Law

ARTICLE 5.

GENERAL AWARD PROVISIONS

5.1

Participation in the Plan

5.2

Award Agreements

5.3

Exercise of Awards

5.4

Payment for Awards

5.5

No Employment or Other Continuing Rights

5.6

Restrictions Under Applicable Laws and Regulations

5.7

Additional Conditions

5.8

No Privileges of Stock Ownership

5.9

Non-Transferable

5.10

Information to Recipients

5.11

Withholding Taxes

5.12

Legends on Common Stock Certificates

5.13

Effect of Termination of Employment on Awards

5.14

Effect of Termination of Engagement on Awards - Non-employees Only

5.15

Transfer; Leave of Absence

5.16

Limits on Awards to Certain Eligible Persons

ARTICLE 6.

STOCK OPTIONS

6.1

Nature of Stock Options

6.2

Option Exercise Price

6.3

Option Period and Vesting

6.4

Special Provisions Regarding Incentive Stock Options

6.5

Reload Options

6.6

Restrictions

ARTICLE 7.

RESTRICTED STOCK AWARDS

7.1

Nature of Restricted Stock Awards

7.2

Rights as Stockholders

7.3

Restriction

7.4

Repurchase or Restricted Stock

7.5

Escrows

7.6

Vesting of Restricted Stock

7.7

Waiver, Deferral and Reinvestment of Dividends

ARTICLE 8.

UNRESTRICTED STOCK AWARDS

8.1

Grant or Sale of Unrestricted Stock

ARTICLE 9.

PERFORMANCE STOCK AWARDS

9.1

Nature of Performance Stock Awards

9.2

Rights as a Stockholder

9.3

Acceleration, Waiver, Etc.

ARTICLE 10.

DIVIDEND EQUIVALENT RIGHTS

10.1

Dividend Equivalent Rights

10.2

Interest Equivalents

ARTICLE 11.

STOCK APPRECIATION RIGHTS

11.1

Grant of Stock Appreciation Rights

11.2

Coupled Stock Appreciation Rights

11.3

Independent Stock Appreciation Rights

11.4

Payment and Limitations on Exercise

ARTICLE 12.

REORGANIZATIONS

12.1

Corporate Transactions Not Involving a Change in Control

12.2

Corporate Transactions Involving a Change in Control

ARTICLE 13.

DEFINITIONS

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GABRIEL TECHNOLOGIES CORPORATION

2006 Equity Incentive Plan

_______________________________________________________

1.

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company, its Affiliated Entities and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 13.

2.

EFFECTIVE DATE AND TERM OF PLAN

2.1.

Term of Plan.  This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

2.2.

Effect on Awards.  Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term.  Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

2.3.

Stockholder Approval.  This Plan shall be submitted to the Company’s stockholders for approval within 12 months after the Effective Date.  The effectiveness of any Incentive Stock Option awards granted prior to such stockholder approval shall be specifically subject to, and conditioned upon, such stockholder approval.  In addition, no Award shall constitute Performance-Based Compensation unless and until this Plan has been approved by the Company’s stockholders.

3.

SHARES SUBJECT TO PLAN

3.1.

Number of Shares.  The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 7,500,000, subject to adjustment as set forth in Section 3.4.

3.2.

Source of Shares.  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

3.3.

Availability of Unused Shares.  Shares of Common Stock underlying unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the IRC.

3.4.

Adjustment Provisions.

(a)

If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of securities comprising such Awards) as to which such Awards remain exercisable.

(b)

No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

(c)

To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

(d)

The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)

No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5.

Substitute Awards.  The Administering Body may grant Awards under this Plan in substitution for stock and stock based Awards held by employees of another corporation who become employees of the Company or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Company or a Subsidiary Corporation of property or stock of the employing corporation.  The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.

ADMINISTRATION OF PLAN

4.1.

Administering Body.

(a)

Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by the Stock Plan Committee of the Board appointed pursuant to Section 4.1(b). The Stock Plan Committee may be compensated (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board.

(b)

(i)

The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than one (1) Board member to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan.  The Board may from time to time increase or decrease (but not below one (1)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise.  The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

(ii)

Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, upon becoming and so long as the Company remains an Exchange Act Registered Company and has not, by action of the Board, elected to opt out of the provisions of this Section 4.1(b)(ii), (1) the Board shall appoint the Stock Plan Committee, (2) this Plan shall be administered by the Stock Plan Committee and (3) each member of the Stock Plan Committee shall be a Non-employee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.

(iii)

The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award and the terms and conditions of each such Award.

4.2.

Authority of Administering Body.

(a)

Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such agreements and other documents.  The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding.  Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons.  Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

(b)

Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, such Awards shall be granted, the nature of each Award, the number of shares of Common Stock that comprise or underlie each Award, the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine.  The Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards.  The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion.  Any and all terms and conditions of the Awards, including the purchase or exercise price, as the case may be, may be established by the Administering Body without regard to existing Awards.

(c)

Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of more than one (1) member, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

4.3.

Eligibility.  Only Eligible Persons shall be eligible to receive Awards under this Plan as shall be selected from time to time by the Administering Body, in its sole and absolute discretion.

4.4.

No Liability.  No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.5.

Amendments.

(a)

The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient.  Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder.  No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan is required by any stock exchange or automated quotation system then listing the shares of Common Stock.

(b)

The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Award as it deems advisable.  Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Recipient, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period of any Award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award.  In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

(c)

Except as otherwise provided in this Plan or in the applicable Award Agreement, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

4.6.

Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by stockholders.

4.7.

Plan Binding on Successors.  This Plan shall be binding upon the successors and assigns of the Company.

4.8.

References to Successor Statutes, Regulations and Rules.  Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.9.

Issuances for Compensation Purposes Only.  This Plan constitutes an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act.  Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise.  Awards to Consultants shall be granted only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

4.10.

Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.11.

Governing Law.  This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

5.

GENERAL AWARD PROVISIONS

5.1.

Participation in the Plan.

(a)

A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

(b)

Incentive Stock Options may be granted only to Employees meeting the employment requirements of Section 422 of the IRC.

(c)

Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2.

Award Agreements.

(a)

Each Award granted under this Plan shall be evidenced by an Award Agreement, which shall be duly executed on behalf of the Company and by the Recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the Recipient setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine.  Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement.  Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

(b)

In case of any conflict between this Plan and any Award Agreement, this Plan shall control.

(c)

In consideration of the granting of an Award under the Plan, if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Non-employee Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Non-employee Director, until the next annual meeting of stockholders of the Company).

5.3.

Exercise of Awards.  No Award granted hereunder shall be issuable or exercisable except in respect of whole shares, and fractional share interests shall be disregarded.  Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased at one time and Stock Options, or other Awards, as applicable, must be purchased or exercised, as applicable, in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Award.  An Award  shall be deemed to be claimed or exercised when the Secretary or other designated official of the Company receives appropriate written notice, on such form acceptable to the Company, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11.  Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.11 or other applicable section of or regulation under the IRC.

5.4.

Payment for Awards.

(a)

Awards requiring payment of a purchase or exercise price shall be payable upon the exercise of such Award pursuant to any Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b)

The Company may assist any person to whom Awards are granted hereunder (including without limitation any Employee, Director or Consultant of the Company) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

(c)

In the discretion of the Administering Body, payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., owned longer than six (6) months) delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11.

5.5.

No Employment or Other Continuing Rights.  Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause.  Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient.  Any questions as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body’s determination thereof shall be final and binding.

5.6.

Restrictions Under Applicable Laws and Regulations.

(a)

All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan.  The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

(b)

The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws.  Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements.  In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such securities for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued.  The Company may also order its transfer agent to stop transfers of such securities.  The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7.

Additional Conditions.  Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body determines appropriate including without limitation (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and (d) provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8.

No Privileges of Stock Ownership.  Except as otherwise set forth herein, a Recipient shall have no rights as a stockholder with respect to any shares issuable or issued in connection with an Award until the date of the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable Performance Criteria and performance by the Recipient of all obligations applicable thereto.  Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.  No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder.  Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person.  To the extent that any Person acquires a right to receive Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9.

Non-Transferable.

(a)

No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be subject to liability for the debts, contracts or engagements of the Recipient or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)

During the lifetime of the Recipient, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administering Body pursuant to a DRO. After the death of the Recipient, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Recipient’s will or under the then applicable laws of descent and distribution.

5.10.

Information to Recipients.

(a)

The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

(b)

The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan.  The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient’s obligations under this Section 5.10(b)).

5.11.

Withholding Taxes.  Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.  The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with such Awards).

5.12.

Legends on Common Stock Certificates.  Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the certificate.  The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

5.13.

Effect of Termination of Employment on Awards - Employees Only.

(a)

Termination.  Subject to Section 5.13(b), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of the termination of an Employee Recipient’s employment, all of the Recipient’s unvested Awards shall terminate and all of the Recipient’s unexercised Awards shall expire and become unexercisable as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) (i) six (6) months after the Recipient’s engagement is terminated as a result of death or Permanent Disability and (ii) ninety (90) days after Recipient’s engagement is terminated for any other reason.

(b)

Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary in Section 5.13(a), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient’s termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Recipient following such Recipient’s termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

5.14.

Effect of Termination of Engagement on Awards - Non-Employees Only.

(a)

Termination.  Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient’s engagement (including, Directors and Consultants), all of the Recipient’s unvested Awards shall terminate and all of the Recipient’s unexercised Awards shall expire and become unexercisable as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained engaged by the Company and (B)(i) six (6) months after Recipient’s engagement is terminated as a result of death or Permanent Disability and (ii) ninety (90) days after Recipient’s engagement is terminated for any other reason.

(b)

Alternation of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient’s termination of engagement; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, awards shall be claimed or exercisable by a Recipient following such Recipient’s termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; and provided further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

5.15.

Transfer; Leave of Absence.  For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from a Subsidiary Corporation, (ii) from the Company to a Subsidiary Corporation or (iii) from one Subsidiary Corporation to another Subsidiary Corporation (including, with respect to Consultants, the assignment between the Company and a Subsidiary Corporation or between two Subsidiary Corporations, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination. In the case of any Employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option or other Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

5.16.

Limits on Awards to Certain Eligible Persons.

(a)

Limitations Applicable to Section 162(m) Participants.  Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than 2,500,000 shares of Common Stock in any one calendar year.  The limitation set forth in this Section 5.16 shall be subject to adjustment as provided in Section 3.4 and under Article 11, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

(b)

Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of this Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.

STOCK OPTIONS

6.1.

Nature of Stock Options.  Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

6.2.

Option Exercise Price.  The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted.  The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price determined by the Administering Body on the date such amendment is approved.  No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

6.3.

Option Period and Vesting.  Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient’s employment or engagement shall be subject to Section 5.13 or 5.14, as the case may be.  Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement.  The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased.  Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

6.4.

Special Provisions Regarding Incentive Stock Options.

(a)

Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder.  As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(b)

The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its Subsidiary Corporations or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

(c)

Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

6.5.

Reload Options.  At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a “reload” feature pursuant to which a Recipient exercising an Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

6.6.

Restrictions. The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock required by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.

RESTRICTED STOCK AWARDS

7.1.

Nature of Restricted Stock Awards.  The Administering Body may grant Restricted Stock Awards to any Eligible Person.  A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Administering Body (but not less than the par value thereof unless permitted by applicable state law), shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant (“Restricted Stock”).  Conditions may be based on continuing employment (or other business relationships) and/or the achievement of pre-established Performance Criteria.

7.2.

Rights as Stockholders.  Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to the escrow holder pursuant to Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

7.3.

Restriction.  All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; provided, however, that, unless the Administering Body otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six (6) months and one (1) day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) participants, by action taken after the Restricted Stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4.

Repurchase of Restricted Stock.  The Administering Body shall provide in the terms of each individual Award Agreement that the Company shall have a right to repurchase from the Recipient the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company, at a cash price per share equal to the price paid by the Recipient for such Restricted Stock; provided, however, that except with respect to shares of Restricted Stock granted to Section 162(m) participants, the Administering Body in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a termination of employment or engagement following a Change in Control of the Company or because of the Recipient’s death or Permanent Disability.

7.5.

Escrows.  The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.6.

Vesting of Restricted Stock.  The Administering Body at the time of grant shall specify the date or dates and/or attainment of pre-established Performance Criteria and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

7.7.

Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Award of Restricted Stock may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

8.

UNRESTRICTED STOCK AWARDS

8.1.

Grant or Sale of Unrestricted Stock.

(a)

Grant or Sale of Unrestricted Stock.  The Administering Body may, in its sole discretion, grant (or sell at a purchase price determined by the Administering Body) an Unrestricted Stock Award to any Eligible Person, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)

Deferral of Awards.  Each Recipient who has made an election to receive shares of Unrestricted Stock under this Article 8 will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Recipient in accordance with such rules and procedures as may from time to time be established by the Administering Body for that purpose, and such election shall be effective on the later of the date six (6) months and one (1) day from the date of such election or the beginning of the next calendar year.  The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Common Stock.

9.

PERFORMANCE STOCK AWARDS

9.1.

Nature of Performance Stock Awards.  A Performance Stock Award is an Award entitling the Recipient to acquire shares of Common Stock upon the attainment of specified Performance Criteria.  The Administering Body may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan.  Performance Stock Awards may be granted under the Plan to any Eligible Person.  The Administering Body, in its sole discretion, shall determine whether and to whom Performance Stock Awards shall be made, the Performance Criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administering Body may rely on the Performance Criteria and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

9.2.

Rights as a Stockholder.  A Recipient receiving a Performance Stock Award shall have the rights of a stockholder only as to shares actually received by the Recipient under the Plan and not with respect to shares subject to the Award but not actually received by the Recipient.  A Recipient shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Stock Award (or in a performance plan adopted by the Administering Body).

9.3.

Acceleration, Waiver, Etc.  At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Administering Body may, in its sole discretion, accelerate, waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Performance Stock Award.

10.

DIVIDEND EQUIVALENT RIGHTS

10.1.

Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares were held by the Recipient.  A Dividend Equivalent Right may be granted hereunder to any Eligible Person, as a component of another Award or as a freestanding Award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award.  A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

10.2.

Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.  Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

11.

STOCK APPRECIATION RIGHTS

11.1.

Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any Eligible Person selected by the Administering Body. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of a Stock Option, (b) with respect to previously granted Stock Options, or (c) independent of a Stock Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administering Body shall impose and shall be evidenced by an Award Agreement.

11.2.

Coupled Stock Appreciation Rights.

(a)

A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Stock Option and shall be exercisable only when and to the extent the related Stock Option is exercisable.

(b)

A CSAR may be granted to the Recipient for no more than the number of shares subject to the simultaneously or previously granted Stock Option to which it is coupled.

(c)

A CSAR shall entitle the Recipient (or other person entitled to exercise the Stock Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Stock Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Stock Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administering Body may impose.

11.3.

Independent Stock Appreciation Rights.

(a)

An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Stock Option and shall have the terms set by the Administering Body. An ISAR shall be exercisable in such installments as the Administering Body may determine. An ISAR shall cover such number of shares of Common Stock as the Administering Body may determine; provided, however, that unless the Administering Body otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six (6) months and one day has elapsed from the date on which the Stock Option was granted. The exercise price per share of the Common Stock subject to each ISAR shall be set by the Administering Body. An ISAR is exercisable only while the Recipient remains employed or engaged by the Company; provided that the Administering Body may determine that the ISAR may be exercised subsequent to termination of employment or engagement or following a Change in Control of the Company, or because of the Recipient’s retirement, death or Permanent Disability, or otherwise.

(b)

An ISAR shall entitle the Recipient (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administering Body may impose.

11.4.

Payment and Limitations on Exercise.

(a)

Payment of the amounts determined under Section 11.2(c) and 11.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administering Body. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of the Plan pertaining to Stock Options.

(b)

Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administering Body.

12.

REORGANIZATIONS

12.1.

Corporate Transactions Not Involving a Change in Control.  If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

12.2.

Corporate Transactions Involving a Change in Control.  As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise has provided or shall provide in writing (in Award Agreements or otherwise) for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).  If, pursuant to the foregoing provisions of this Section 12.2, this Plan and the Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to convert, claim or exercise, as applicable, the Recipient’s Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested.

13.

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” shall mean the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

“Affiliated Entity” means any Parent Corporation or Subsidiary Corporation.

“Award” or “Awards,” except where referring to a particular category or grant under the Plan, shall include Incentive Stock Options, Non-qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Stock Awards, Dividend Equivalent Rights and Stock Appreciation Rights.

“Award Agreement” means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be defined for purposes of this Plan as set forth in Section 409A of the IRC (and any successor statute thereto), and the regulations promulgated thereunder.

“Common Stock” means the common stock of the Company as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

“Company” means Gabriel Technologies Corporation, a Delaware corporation.

“Consultant” means any consultant or advisor if:

(a)

the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

(b)

the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)

the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

“CSAR” means a coupled stock appreciation right as defined in Section 4.2.

“Director” means any person serving on the Board of the Company irrespective of whether such person is also an Employee of the Company.

“Dividend Equivalent Right” shall mean any Award granted pursuant to Article 10 of this Plan.

“DRO” shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

“Effective Date” means December __, 2005, which is the date this Plan was adopted by the Board.

“Eligible Person” shall include Employees, Directors and Consultants of the Company or of any Affiliated Entity.

“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Registered Company” means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

“Expiration Date” means the tenth anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale prices of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above.  Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“ISAR” means an independent stock appreciation right as defined in Section 11.3.

“Non-employee Director” means any director of the Company who qualifies as a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Outside Director” means an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC.  If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Stock Plan Committee, in order to qualify Awards as performance-based compensation under Section 162(m) of the IRC, can condition the granting, vesting or exercisability or purchase price of such Awards on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) book value; (b) earnings per share (including earnings before interest, taxes and amortization); (c) return on equity; (d) total stockholder return; (e) return on capital; (f) return on assets or net assets; (g) income or net income; (h) operating income or net operating income; (i) operating margin; (j) attainment of stated goals related to the Company’s capitalization, costs, financial condition or results of operations; and (k) any other similar performance criteria.

“Performance Criteria” shall mean the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit:  (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items:  interest, taxes, depreciation or amortization and (l) such other criteria deemed appropriate by the Administering Body.

“Performance Stock Awards” means Awards granted pursuant to Article 9.

“Permanent Disability” shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Stock Plan Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Subsidiary Corporations, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Plan” means this 2006 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

“Recipient” means a person who has received Awards under this Plan or any person who is the successor in interest to a Recipient.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” shall have the meaning ascribed thereto in Section 7.1.

“Restricted Stock Awards” means any Award granted pursuant to Article 7 of this Plan.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” means a stock appreciation right granted under Article 11 of this Plan.

“Stock Option” or “Option” means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

“Stock Plan Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

“Unrestricted Stock” shall have the meaning ascribed thereto in Section 8.1.

“Unrestricted Stock Award” means any Award granted pursuant to Article 8 of this Plan.

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